American Century World Mutual Funds Summary Prospectus Supplement Emerging Markets Small Cap Fund
Supplement dated April 1, 2025 ■ Summary Prospectus dated April 1, 2025

The Board of Directors has approved a plan of liquidation for the Emerging Markets Small Cap Fund. Under the plan, the liquidation date of the fund will be May 29, 2025. The fund will be closed to all new accounts and all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on May 23, 2025.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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